As filed with the Securities and Exchange Commission on January 9, 2001
                                                    Registration No. 333-52526
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ---------------------------------
                               AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                        ---------------------------------


                                 CERTICOM CORP.
             (Exact Name of Registrant as Specified in its Charter)

Yukon Territory, Canada                                     Not Applicable
(Province or Other Jurisdiction of                          (I.R.S. Employer
Incorporation or Organization)                              Identification No.)

            5520 Explorer Drive, Mississauga, Ontario L4W 5L1 Canada
               (Address of Principal Executive Offices, Zip Code)

                  CERTICOM CORP. 2000 DIRECTORS' INCENTIVE PLAN
                  CERTICOM CORP. 2000 UNITED STATES STOCK PLAN
                      CERTICOM CORP. 1997 STOCK OPTION PLAN
                            (Full Title of the Plans)


                              Richard D. Brounstein
      Senior Vice President Finance, Chief Financial Officer and Secretary,
            Certicom Corp., a Delaware corporation and a wholly owned
                          subsidiary of the Registrant
                           25801 Industrial Boulevard
                            Hayward, California 94545
                     (Name and Address of Agent for Service)

                                 (510) 780-5400
               (Telephone Number, Including Area Code, of Agent for Service)

                                    Copy to:
                             Raymond P. Haas, Esq.
                 Howard, Rice, Nemerovski, Canady, Falk & Rabkin
                           A Professional Corporation
                       Three Embarcadero Center, 7th Floor
                             San Francisco, CA 94111
                                 (415) 434-1600

                        ---------------------------------

                                EXPLANATORY NOTE

         This Amendment No. 1 to Registration Statement No. 333-52526 is being filed solely to file an exhibit to the Registration Statement.


                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1. PLAN INFORMATION.

         Not filed as part of this Registration Statement pursuant to the Note to Part I of Form S-8.

Item 2. REGISTRATION INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         Not filed as part of this Registration Statement pursuant to the Note to Part I of Form S-8.


                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents of the Registrant heretofore filed with the Securities and Exchange Commission (the "Commission") are hereby incorporated in this Registration Statement by reference:

         (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended April 30, 2000.

         (2) The Registrant's Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2000.

         (3) The Registrant's Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2000.

         (4) The Registrant's Current Report on Form 8-K, filed on August 28, 2000.

         (5) The Registrant's Current Report on Form 8-K, filed on September 27, 2000.

         (6) The Registrant's Current Report on Form 8-K/A, filed on November 27, 2000.

         (7) The Registrant's Report on Form 6-K, filed on July 31, 2000.

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         (8) The Registrant's Report on Form 6-K, filed on September 5, 2000.

         (9) The description of our Common Shares, which is contained in our Registration Statement on Form 8-A (File No. 1-15010), filed on March 14, 2000.

         All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such reports and documents.

         Any document, and any statement contained in a document, incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein, or in any other subsequently filed document that also is incorporated or deemed to be incorporated by reference herein, modifies or supersedes such document or statement. Any such document or statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement. Subject to the foregoing, all information appearing in this Registration Statement is qualified in its entirety by the information appearing in the documents incorporated by reference herein.

Item 4. DESCRIPTION OF SECURITIES.

         Not applicable.

Item 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

Item 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Under the Business Corporations Act (Yukon) (the "YBCA"), the Registrant may indemnify a present or former director or officer of the Registrant or person who acts or acted at the Registrant's request as a director or officer of another body corporate of which the Registrant is or was a shareholder or creditor, and his or her heirs and legal representatives:

         (a) against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal or

                                      -2-

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                  administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of the Registrant;

         (b) with court approval, against all costs, charges and expenses reasonably incurred by him or her in connection with an action brought by or on behalf of the Registrant or body corporate to procure a judgment in its favor, to which he or she is made a party by reason of being or having been a director or officer of the Registrant or body corporate; and

         (c) in respect of all costs, charges and expenses reasonably incurred by him or her in connection with the defense of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of having been a director or officer of the Registrant or body corporate, if he or she was substantially successful on the merits of his or her defense of the action or proceeding;

provided, in all cases, such director or officer (i) acted honestly and in good faith with a view to the best interests of the Registrant, and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, such director or officer had reasonable grounds for believing that his or her conduct was lawful.

         The By-laws of the Registrant provide that the Registrant shall indemnify every director or officer of the Registrant, every former director or officer of the Registrant or a person who acts or acted at the Registrant's request as a director or officer of a body corporate of which the Registrant is or was a shareholder or creditor, and his or her heirs and legal representatives to the extent permitted by the YBCA.

         The Company maintains insurance for the benefit of its directors and officers against liability in their respective capacities as directors and officers that covers, among other things, U.S. securities law claims, subject to certain corporate deductibles. The directors and officers are not required to pay any premium in respect of the insurance. The policy contains standard industry exclusions and no claims have been made thereunder to date.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the

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opinion of the  Commission  such  indemnification  is against  public  policy as expressed in the Securities Act and is therefore unenforceable.

Item 7. EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

Item 8. EXHIBITS.

         4.1 Certicom Corp. 2000 Directors' Incentive Plan (incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2000)

         4.2      Certicom  Corp.  1997  Stock  Option  Plan   (incorporated  by
                  reference to the Registrant's Registration Statement filed on Form S-8 (Registration No. 333-36088), filed on May 2, 2000)

         4.3 Certicom Corp. 2000 United States Stock Plan (incorporated by reference to the Registrant's Registration Statement filed on Form S-8 (Registration No. 333-37204), filed on May 18, 2000)


         5.1*     Opinion of Anton Campion MacDonald Oyler

         23.1*    Consent of Anton Campion  MacDonald Oyler (included in Exhibit
                  5.1)

         23.2*    Consent of Deloitte & Touche LLP

         23.3     Consent of KPMG LLP.



---------
* Previously filed.


Item 9. UNDERTAKINGS.

         A. The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (a) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, (b) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (c) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this

Registration Statement; provided, however, that clauses (1)(a) and (1)(b) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

         (2) That for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold upon the termination of the Certicom Corp. 2000 Directors' Incentive Plan, the Certicom Corp. 2000 United States Stock Plan and the Certicom Corp. 1997 Stock Option Plan.

         B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against

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


public policy as expressed in Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hayward, State of California, on January 9, 2001.



                                        CERTICOM CORP.

                                        By: /s/ Richard P. Dalmazzi
                                           -------------------------------------
                                           Richard P. Dalmazzi
                                           President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement on Form S-8 has been signed by the following persons in the capacities indicated on January 9, 2001.


              SIGNATURE                                  TITLE

/s/ Richard P. Dalmazzi                   President, Chief Executive Officer and
--------------------------------          Director (Principal Executive Officer)
Richard P. Dalmazzi


             *                            Senior Vice President Finance,
--------------------------------          Chief Financial Officer and Secretary
Richard D. Brounstein                     (Principal Financial Officer and
                                          Principal Accounting Officer)


             *                            Director
--------------------------------
Bernard W. Crotty


             *                            Director
--------------------------------
Philip C. Deck


             *                            Director
--------------------------------
William T. Dodds


                                          Director
--------------------------------
Erling E. Rasmussen


             *                            Director
--------------------------------
Louis E. Ryan


             *                            Director
--------------------------------
William J. Stewart

             *                            Director
--------------------------------
Scott A. Vanstone


* By: /s/ Richard P. Dalmazzi
      --------------------------------
      Richard P. Dalmazzi
      Attorney-in-fact

                                  EXHIBIT INDEX



 Exhibit       Description
 -------       -----------


  4.1          Certicom Corp. 2000 Directors'  Incentive Plan  (incorporated  by reference to the  Registrant's  Quarterly Report on Form 10-Q for
               the quarterly period ended October 31, 2000)
  4.2          Certicom Corp. 1997 Stock Option Plan  (incorporated by reference to the  Registrant's  Registration  Statement  filed  on Form S-8
               (Registration No. 333-36088), filed on May 2, 2000)
  4.3          Certicom  Corp.  2000 United States Stock Plan  (incorporated  by reference to the  Registrant's  Registration  Statement  filed on
               Form S-8 (Registration No. 333-37204), filed on May 18, 2000)
  5.1*         Opinion of Anton Campion MacDonald Oyler
 23.1*         Consent of Anton  Campion  MacDonald  Oyler  (included in Exhibit
               5.1)
 23.2*         Consent of Deloitte & Touche LLP
 23.3          Consent of KPMG LLP

---------
* Previously filed.


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